UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________________

FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 ____________________________________________
 Date of Report (Date of earliest event reported): May 6, 2020

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480-781-5000
(Registrant’s telephone number)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	CSL	New York Stock Exchange
Preferred stock purchase rights	n/a	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2020, David A. Roberts notified Carlisle Companies Incorporated (the “Company”) of his retirement from the Board of Directors of the Company (the “Board”), and submitted his resignation, effective immediately, in accordance with the Company’s mandatory age 72 retirement policy set forth in the Company’s Statement of Corporate Governance Guidelines and Principles. Mr. Roberts was Chairman of the Board prior to his retirement from the Board. Mr. Roberts’ retirement was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On May 6, 2020, the Company held its 2020 annual meeting of shareholders (the “Annual Meeting”).

(b) At the Annual Meeting, the Company’s shareholders (i) elected all three of the directors nominated by the Board, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers for 2019 as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2020 (the “2020 Proxy Statement”). The proposals are further described in the 2020 Proxy Statement.

(c) Final voting results on each proposal submitted to the Company’s shareholders at the Annual Meeting are as follows:

1. Election of directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert G. Bohn	49,980,772	959,839	183,689	2,863,351
Gregg A. Ostrander	50,139,192	796,891	188,217	2,863,351
Jesse G. Singh	50,403,474	449,890	270,936	2,863,351

2. Ratification of Deloitte & Touche LLP:

Votes For	Votes Against	Abstentions
53,721,247	82,340	184,064

3. Advisory vote to approve the Company’s named executive officer compensation for 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,505,659	3,254,389	364,252	2,863,351

Item 8.01.	Other Events.

On May 6, 2020, upon on recommendations of the Corporate Governance and Nominating Committee of the Board (the “Governance and Nominating Committee”), the Board elected D. Christian Koch, who currently serves as a Director and President & Chief Executive Officer of the Company, to the additional position of Chairman of the Board of the Company, effective immediately. The Board also elected Gregg A. Ostrander, who currently serves on the Governance and Nominating Committee and Compensation Committee of the Board, as Chairman of the Governance and Nominating Committee and Lead Independent Director, effective immediately.

A copy of the related press release is filed with this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

99.1	Press release reporting the retirement of David A. Roberts, election of D. Christian Koch as Chairman of the Board and Gregg A. Ostrander as Lead Independent Director.
104	Cover page interactive data file (formatted in inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	May 7, 2020	By:	/s/ Robert M. Roche
Robert M. Roche
Vice President and Chief Financial Officer